UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)	March 13, 2018

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-49731	52-1726127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Westgate Circle, Suite 200, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

410-260-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

On March 13, 2018 the Company notified holders of its Series A 8% Non-Cumulative Convertible Preferred Stock (“Preferred Stock”) that the Company has exercised its option to convert all 437,500 outstanding shares of Preferred Stock into shares of the Company’s common stock. The conversion ratio is one share of Preferred Stock for one share of common stock. The company intends to convert the Preferred Stock on or before April 2, 2018 the (“Conversion Date”).

As of the Conversion Date, the Preferred Stock will no longer be deemed outstanding, and all rights with respect to such stock will cease and terminate, except the right of holders to receive shares of common stock in exchange for their shares of Preferred Stock.

Forward Looking Statements

In addition to the historical information contained herein, this current report on Form 8-K contains forward-looking statements that involve risks and uncertainties that may be affected by various factors that may cause actual results to differ materially from those in the forward-looking statements. The forward-looking statements contained herein include, but are not limited to, those with respect to management’s determination of the amount of its net deferred tax asset. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “could,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” and similar expressions are typically used to identify forward-looking statements. The Company's operations and actual results could differ significantly from those discussed in the forward-looking statements. Some of the factors that could cause or contribute to such differences include, but are not limited to, changes in the economy and interest rates both in the nation and in the Company's general market area, federal and state regulation, competition and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Item 1A. Risk Factors” contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: March 16, 2018	By:	/s/ Paul B. Susie
Paul B. Susie
Chief Financial Officer